Subsequent Events	12 Months Ended
Dec. 31, 2024
Subsequent Events [Abstract]
Subsequent Events

Note 21 — Subsequent Events

In accordance with ASC Topic 855, “Subsequent Events”, which establishes general standards of accounting for and disclosure of events that occur after the balance sheet date but before the financial statements are issued. The Company has evaluated all events or transactions that occurred after December 31, 2024, up through April 30, 2025, the date the Company issued the consolidated financial statements and concluded that no other material subsequent events except for the disclosed below:

The Group entered into a Share Purchase Agreement (the “SPA”) dated November 8, 2024, with Amazon Capital Holding Limited (“Amazon Capital”). Under the SPA, the Amazon Capital will subscribe certain amount of Class A ordinary shares, par value $0.0001 per share. The subscription will be executed in three tranches, with shares issued upon the completion of each tranche. Amazon Capital commenced its investment in January 2025, and as of the filing date, the Group has received approximately $2.7 million out of $5 million committed for the first tranche.

On January 23, 2025, the Purchaser under August 2024 SPA exercised its subsequent closing right (the “Second Closing”) and purchased an additional Debenture (the “January 2025 Debenture”) having a principal balance of $2,135,000. The January 2025 Debenture shares the same terms with August 2024 Debenture except for the conversion price at the lower of (x) $8.00 and (y) 90% of the lowest daily VWAP for the ten (10) trading days immediately prior to the conversion date. The Company also issued a Series K Warrant (the “Series K Warrant”) to purchase up to 200,156 ADSs with an exercise price equal to $8.00 per ADS as contemplated and amended in the SPA for the Second Closing.